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                                                                   Exhibit 10.23

                  TRANSFER ASSIGNMENT AND ASSUMPTION AGREEMENT
                         AND FOURTH AMENDMENT AGREEMENT

     This Transfer, Assignment and Assumption Agreement and Fourth Amendment Agreement (the "Agreement") is executed arid entered into effective as of July 22, 1998 by and among Monitronics International, Inc., a Texas corporation (the "Company"), the holders (the "Security Holders") of certain obligations and securities of the Company whose names appear on the signature pages to this Agreement, and the Lenders (the "Lenders") to the Company under various loan agreements whose names appear on the signature pages to this Agreement.

                                    RECITALS:

     WHEREAS, James R. Hull ("Hull") owns 942,466 shares ("Hull Shares") of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), of the Company; and

     WHEREAS, the Company, the Lenders and the Security Holders are parties to, among other agreements, the following agreements (collectively, the "Existing Affected Lender Agreements"): (i) The Second Amended and Restated Pledge Agreement, dated as of March 13, 1998 (as amended, the "Pledge Agreement"), and
(ii) The Second Amended and Restated Affiliate Subordination Agreement, dated as of March 13, 1998 (as amended, the "Subordination Agreement"); and

     WHEREAS, pursuant to the Pledge Agreement, the Hull Shares have been pledged and delivered to the Lenders as collateral security for the obligations of the Company to the Lenders under the Loan Agreement (as defined in the Pledge Agreement), all as more particularly described in the Pledge Agreement; and

     WHEREAS, pursuant to the Subordination Agreement, all claims of any kind or nature of Hull against the Company are made subordinate and junior in right of payment and exercise of remedies to the claims of the Lenders against the Company; and

     WHEREAS, Hull desires to transfer (subject to the Pledge Agreement) all 942,466 of the Hull Shares (the "Securities") to Hull Family Limited Partnership (the "Family Partnership"); and

     WHEREAS, it is a condition to the consent of the Lenders to the transfers of the Hull Shares that Family Partnership become a party to the Pledge Agreement and the Subordination Agreement, and

     WHEREAS, Family Partnership desires to accept the transfer of said Securities to it on such terms, arid become a party to the Pledge Agreement and the Subordination Agreement, and

     WHEREAS, Hull is a party to various agreements, and the Securities are subject to various agreements, with the other parties to this Agreement and Family Partnership desires to assume the duties, obligations and responsibilities of Hull under said various agreements as they relate to the a Securities, and desires to have all benefits and rights in favor of or attributable to

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the Securities under said various agreements; and

     WHEREAS, the Company and certain of the Security Holders arc parties to the following agreements (collectively, the "Existing Security Holder Agreements"):
(i) Amended and Restated Shareholders Agreement, dated as of May 10, 1996, as amended by that certain Amendment Agreement dated as of November 22, 1996 by and among the Company and certain of the Security Holders (the "First Amendment Agreement'), as further amended by that certain Second Amendment Agreement dated as of May 19, 1997 by and among the Company and certain of the Security Holders (the "Second Amendment Agreement"), as further amended by that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement by and among the Company and certain of the Security Holders (the "Third Amendment Agreement) (as so amended, the "Shareholders Agreement"), by arid among the Company, Austin Ventures III-A, L.P., a Delaware limited partnership ("Austin III-A"), Austin Ventures III-B, L.P., a Delaware limited partnership ("Austin III-B" and together with Austin III-A "Austin III"), Capital Resource Lenders II, L.P., a Delaware limited partnership ("CRL II"), Austin Ventures V. L.P., a Delaware limited partnership ("Austin V"), Austin Ventures V Affiliates Fund, L.P., a Delaware limited partnership ("Affiliates Fund"), Hull and Robert N. Sherman ("Sherman"); (ii) Amended and Restated co-Sale Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement, the Second Amendment Agreement and Third Amendment Agreement (as so amended, the "Hull Co-Sale Agreement"), among the Company, CRL II, Austin III, Austin V. Affiliates Fund and Hull; and (iii) Amended and Restated Affiliate Registration Agreement, dated May 10, 1996, as amended by the First Amendment Agreement, the Second Amendment Agreement and Third Amendment Agreement (as so amended, the "Affiliate Registration Agreement"), between the Company and Hull; and

     WHEREAS, as a result of the transactions contemplated by the transfer of the Securities by Hull to Family Partnership, the parties hereto desire to amend the Existing Security Holder Agreements and Existing Affected Lender Agreements.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1. Assignment. Assumption and Acknowledgment.

          (a) For good and valuable consideration, the receipt of which is hereby acknowledged, Hull hereby assigns and transfers, subject to the Pledge Agreement, all his right, title and interest in all 942,466 of the Hull Shares to Family Partnership, including any rights permitted to be transferred with respect to such Securities pursuant to the Existing Security Holder Agreements and the Existing Affected Lender Agreements, with such transfer and assignment to be effective as of the date of this Agreement (the "Effective Date"). Family Partnership shall be bound by the provisions of the Existing Affected Lender Agreements as of the Effective Date.

          (b) Family Partnership hereby assumes all of the obligations and commitments of Hull with respect to the Securities assigned and transferred to Family Partnership arising under the Existing Security Bolder Agreements and the Existing Affected Lender Agreements accruing on or after the Effective Date. Notwithstanding Family Partnership

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becoming a party to the Existing Affected Lender Agreements, Hull shall remain parry to and bound by the provisions of the Subordination Agreement.

          (c) The Company hereby acknowledges and consents to the transfer of the Securities as set forth above and agrees to take all necessary action to reflect such transfer in its books and records.

          (d) Each of Hull, Family Partnership and the Company agrees to execute any further instruments or perform any such acts which are or may become reasonably necessary to carry out the intent of this Agreement, including, without limitation, execution of any documents required to complete the foregoing transfers and the cancellation and reissuance of certificates representing such Securities, and any documents required by the Lenders in order to give effect to the assumption by Family Partnership of Hull's obligations under the Pledge Agreement and the Subordination Agreement, and to become parties thereto.

          (e) Each of the Security Holders hereby waives any right of first refusal or co-sale rights which any of such Security Holders may have with regard to the assignment and transfer of the Securities by Hull to Family Partnership and hereby expressly consents to such assignment and transfer.

     2. Addition of Family Partnership as a Part to the Existing Security Holder Agreements and Existing Affected Lender Agreements. The parties to this Agreement hereby consent to and approve of the addition of Family Partnership as a party to the Shareholders Agreement, the Affiliate Registration Agreement, the Hull Co-Sale Agreement, the Pledge Agreement and the Subordination Agreement, and acknowledge and agree that Family Partnership shall be bound by all of the terms and conditions of such agreements, as amended hereby and as from time to time in effect, and that such terms and conditions shall inure to the benefit of Family Partnership and Revocable Trust, in each case, to the extent applicable to Family Partnership with respect to the Securities transferred and assigned to Family Partnership or as the owner of such Securities.

     3. Amendments to Existing Security Holder Agreements and Existing Affected Lender Agreements.

          (a) That all references to James R. Hull as a "Common Shareholder" in the Shareholders Agreement shall now be deemed to be a reference to Family Partnership so that Family Partnership shall be a "Common Shareholder" for all purposes in the Shareholders Agreement.

          (b) That paragraph 4K of the Shareholders Agreement is hereby amended to add Family Partnership to the list of named "Pledgors" and to include the Securities as "Pledged Securities".

          (c) That all references to "Hull" in the Hull Co-Sale Agreement shall be deemed to be a reference to Family Partnership.

          (d) That all references to "Shareholder" in the Affiliate Registration Agreement shall be deemed to be a reference to Family Partnership.

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          (e) That the Pledge Agreement is amended to remove Hull as a "Pledgor"
and to add Family Partnership as a "Pledgor" and the definition of "Pledged Stock" thereunder, as well as Schedule I thereof, is amended to include the 942,466 Hull Shares transferred by Hull to Family Partnership, and that the number of shares of Pledged Stock appearing on Schedule I pledged by Hull is reduced by the corresponding number of shares. State Street Bank and Trust Company, as Documentation and Collateral Agent, is hereby authorized to amend
Schedule I to the Pledge Agreement as aforesaid, and to attach such amended
Schedule I to the Pledge Agreement. As so amended, the Pledge Agreement is hereby ratified by each of the parties hereto.

          (f) That the Subordination Agreement is amended to include Family Partnership as a "Subordinated Creditor" thereunder.

     4. Miscellaneous.

          (a) Effect. Except as amended hereby, the Existing Security Holder Agreements and Existing Affected Lender Agreements shall remain in full force and effect.

          (b) Return of Stock Certificate arid Warrants. Hull hereby requests that the Lenders upon receipt from Family Partnership of one or more certificates representing 942,466 shares of the Company's Class A Common Stock, with a stock power in the form attached hereto duly executed in blank, together with such other agreements as the Lenders may reasonably require in order to cause Family Partnership to become a party to the Pledge Agreement and Subordination Agreement, and such legal opinions as the Lenders may reasonably require in connection therewith, to cancel and deliver Certificate Nos. 8 and 21, representing 33,061 and 909,405 shares of Class A Common Stock, respectively, issued in the name of Hull, to the Company. Hull hereby appoints the Company as his agent to cause such transfer and reissuance of certificates to be accomplished. Family Partnership hereby agrees to execute and deliver to State Street Bank and Trust Company the form of Stock Power of Attorney attached to this Agreement. Family Partnership hereby directs the Company to deliver the new stock certificate directly to State Street Bank and Trust Company upon issuance thereof.

          (c) Waivers. Each of the parties hereto waives any right to object to the transfer of the Securities from Hull to Family Partnership pursuant to any contractual right or under any other theory.

          (d) Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement

          (e) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the panics hereto may execute this Agreement by signing any such counterpart. Facsimile

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signatures shall be accepted for all purposes as original signatures.

     IN WITNESS WHEREOF, this Transfer, Assignment and Assumption Agreement and Fourth Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                         COMPANY:

                                         MONITRONICS INTERNATIONAL, INC.


                                         By: /s/ James R. Hull
                                             -----------------------------------
                                             James R. Hull, President


                                         SECURITY HOLDERS:

                                         AUSTIN VENTURES III-A, L.P.


                                         By: AV Partners Ill, L.P.,
                                             Its General Partner


                                         By: /s/  Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner,
                                             Authorized Signatory

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                                         AUSTIN VENTURES III-B, L.P.

                                         By: AV Partners III, L.P.
                                             Its General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             Authorized Signatory


                                         AUSTIN VENTURES V, L.P.


                                         By: AV Partners V, L.P.,
                                             Its General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner,
                                             General Partner


                                         AUSTIN VENTURES V AFFILIATES FUND, L.P.

                                         By: AV Partners V, L.P.,
                                             Its General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             General Partner


                                         CAPITAL RESOURCE LENDERS II, L.P.

                                         By: Capital Resources Partners II, L.P.
                                             Its General Partner


                                         By: /s/ Fred C. Danforth
                                             -----------------------------------
                                             General Partner

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                                             /s/ James R. Hull
                                             -----------------------------------
                                             James R. Hull


                                             /s/ Robert N. Sherman
                                             -----------------------------------
                                             Robert N. Sherman


                                             /s/ Michael Meyers
                                             -----------------------------------
                                             Michael Meyers


                                             /s/ Stephen Hedrick
                                             -----------------------------------
                                             Stephen Hedrick


                                             /s/ Michael Gregory
                                             -----------------------------------
                                             Michael Gregory


                                         HULL FAMILY LIMITED PARTNERSHIP

                                         By: James R. Hull Management Trust
                                             Its General Partner


                                         By: /s/ James R. Hull
                                             -----------------------------------
                                             James R. Hull,
                                             Trustee

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                                         LENDERS:

                                         CANADIAN IMPERIAL BANK OF
                                         COMMERCE, AS ADMINISTATIVE AGENT


                                         By: /s/ Amy Kothari
                                             -----------------------------------
                                         Its: Executive Director
                                              CIBC Oppenheimer Corp., As Agent


                                         CIBC INC.
                                         AS LENDER


                                         By: /s/ Amy Kothari
                                             -----------------------------------
                                         Its: Executive Director
                                              CIBC Oppenheimer Corp., As Agent


                                         STATE STREET BANK AND TRUST COMPANY,
                                         INDIVIDUALLY AND AS DOCUMENTATION AGENT


                                         By: /s/ illegible signature
                                             -----------------------------------
                                         Its:  Authorized Agent
                                              ----------------------------------


                                         HELLER FINANCIAL, INC.


                                         By: /s/ illegible signature
                                             -----------------------------------
                                         Its:  Authorized Agent
                                              ----------------------------------


                                         BANKBOSTON, N.A.


                                         By: /s/ illegible signature
                                             -----------------------------------
                                         Its:  Authorized Agent
                                              ----------------------------------

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                             Stock Power of Attorney

     The undersigned assigns and transfers to State Street Bank and Trust Company, 942,466 shares of Class A Common Stock, $0.01 par value, of Monitronics International, Inc., a Texas corporation (the "Company"), standing in its name on the books of the Company and represented by certificate number __, and irrevocably appoints _________________________ agent to transfer such shares on the books of the Company. The agent may substitute another to act for it.

Dated: _______________, 199_.

                                         HULL FAMILY LIMITED PARTNERSHIP


                                         By: James R. Hull Management Trust
                                             Its General Partner


                                         By: /s/
                                             -----------------------------------
                                             James R. Hull,
                                             Trustee

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